Intangible Assets and Goodwill (Notes)	12 Months Ended
Dec. 31, 2019
Intangible Assets and Goodwill [Abstract]
Intangible Assets Disclosure [Text Block]
11. Intangible Assets

Noden

On June 8, 2018, Noden DAC entered into a Settlement Agreement (the “Settlement Agreement”) with Anchen Pharmaceuticals, Inc. and its affiliates (“Anchen”) to resolve the patent litigation relating to infringement of U.S. Patent No. 8,617,595 (the “‘595 Patent”) based on their submission of an Abbreviated New Drug Application (“ANDA”) seeking authorization from the FDA to market a generic version of aliskiren, the active ingredient in the Tekturna and Tekturna HCT drug. Under the Settlement Agreement, Anchen, the sole ANDA filer of which the Company is aware, agreed to not commercialize its generic version of aliskiren prior to March 1, 2019. Per the Settlement Agreement, Anchen may commercialize their formulation of aliskiren, but is not permitted to commercialize a copy of Tekturna.

Accordingly, management evaluated the ongoing value of the Noden DAC asset group based upon the probability of Anchen’s market entry of a generic version of aliskiren in the United States and the associated cash flows and conducted a test for impairment. Due to the increased probability of a generic version of aliskiren being launched in the United States, the Company revised its estimates of future cash flows and as a result of this analysis, determined that the sum of undiscounted cash flows was not greater than the carrying value of the assets. Therefore, the Company performed a discounted cash flow analysis to estimate the fair value of the asset group in accordance with ASC 360, Impairment or Disposal of Long-lived Assets. The cash flows used in this analysis are those expected to be generated by market participants, discounted to reflect an appropriate amount of risk, which was determined to be 21%. The Company concluded that the Noden DAC acquired product rights and customer relationship long-lived assets, with a carrying amount of $192.5 million, were no longer recoverable and wrote them down to their estimated fair value of $40.1 million, resulting in an impairment charge of $152.3 million in the second quarter of 2018. This write-down is included in (Loss) income from discontinued operations before income taxes in the Consolidated Statement of Operations and Net cash (used in) provided by operating activities - discontinued operations in the Consolidated Statement of Cash Flows for the year ended December 31, 2018.

At December 31, 2019, due to the Company’s monetization strategy and updated forecasts for Noden, the Company revised its estimates of future cash flows and as a result of this analysis, determined that the sum of undiscounted cash flows was not greater than the carrying value of the assets. Therefore, the Company performed a discounted cash flow analysis to estimate the fair value of the asset group in accordance with ASC 360. The cash flows used in this analysis are those expected to be generated by market participants, discounted to reflect an appropriate amount of risk, which was determined to be 19%. The Company concluded that the Noden DAC acquired product rights and customer relationship long-lived assets, with a carrying amount of $32.6 million, were no longer recoverable and wrote them down to their estimated fair value of $10.1 million, resulting in an impairment charge of $22.5 million in the fourth quarter of 2019. This write-down is included in (Loss) income from discontinued operations before income taxes in the Consolidated Statement of Operations and Net cash (used in) provided by operating activities - discontinued operations in the Consolidated Statement of Cash Flows for the year ended December 31, 2019.

During the fourth quarter of 2019, while performing its impairment analysis on its Noden intangible assets, the Company identified an error in the 2018 impairment charge recorded on its Noden intangible assets, which resulted in a $10.5 million overstatement of the 2018 impairment charge. As of December 31, 2018, the net carrying value of the intangible asset was understated by $9.8 million with a corresponding overstatement of net loss for the year ended December 31, 2018. This prior year impairment expense error was corrected as an out of period adjustment in 2019 in connection with the further impairment of the intangible asset to $10.1 million. The Company determined that these errors were not material to its current and previously issued financial statements.

Based on an analysis of Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections (“ASC 250”), Staff Accounting Bulletin 99, Materiality (“SAB 99”) and Staff Accounting Bulletin 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), the Company determined that these errors were immaterial to the previously issued annual and interim financial statements. The amount of the intangible assets and accumulated amortization have been corrected as of December 31, 2019.

LENSAR

In April 2019, LENSAR acquired certain intellectual property from a third-party for $2.0 million in cash and obligations to pay a $0.3 million milestone payment and royalties upon the completion of certain events, which were met prior to December 31, 2019.

In September 2019, LENSAR exclusively licensed certain intellectual property from a third-party for $3.5 million in cash for use in research and development activities. The amount was immediately expensed and is included in Research and development expense in the Consolidated Statement of Operations for the year ended December 31, 2019.

The components of intangible assets as of December 31, 2019 and 2018 were as follows:

	December 31, 2019			December 31, 2018
(in thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Finite-lived intangible assets:
Customer relationships [1,2,4]	$4,045	$(884)	$3,161	$4,045	$(533)	$3,512
Acquired technology [2,3,5]	11,500	(1,741)	9,759	11,011	(1,203)	9,808
Acquired trademarks [2]	570	(304)	266	570	(190)	380
	$16,115	$(2,929)	$13,186	$15,626	$(1,926)	$13,700
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[1]  The Company acquired certain intangible assets as part of the Noden transaction. Those intangible assets are excluded from the table above and included in “Assets held for sale.” See Note 3, Discontinued Operations Classified as Assets Held for Sale, for additional information.

[2] The Company acquired certain intangible assets as part of its acquisition of LENSAR in May 2017. They are being amortized on a straight-line basis over a weighted-average period of 15 years. The intangible assets for customer relationships are being amortized using a double-declining method of amortization as such method better represents the economic benefits to be obtained. For a further discussion of the LENSAR transaction, see Note 25, Business Combinations.
[3] The Company acquired certain intangible assets as part of the foreclosure on certain of Direct Flow Medical assets. In August 2019, the Company sold the DFM, LLC intangible assets for $5.0 million in cash and a single-digit percentage of any net final award received as part of the acquirer’s monetization process using the intangible assets. Prior to the sale, these intangible assets were being amortized on a straight-line basis over a weighted-average period of 10 years.
4 LENSAR acquired certain intangible assets for customer relationships from PES, which are being amortized using a double-declining method over a period of 20 years.
5 LENSAR acquired certain intangible assets from a third-party, which are being amortized on a straight-line basis over a period of 15 years.

Amortization expense related to our continuing operations for the years ended December 31, 2019, 2018 and 2017 was $1.3 million, $1.3 million and $0.6 million, respectively. See Note 3, Discontinued Operations Classified as Assets Held for Sale, for information on Noden’s intangible amortization.

Based on the intangible assets recorded at December 31, 2019, and assuming no subsequent additions to or impairment of the underlying assets, the remaining amortization expense is expected to be as follows (in thousands):

Fiscal Year	Amount
2020	$1,197
2021	1,165
2022	1,061
2023	997
2024	974
Thereafter	7,792
Total remaining estimated amortization expense	$13,186